Exhibit 10.74

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PELLET SALE AND PURCHASE AGREEMENT

THIS AGREEMENT, entered into, dated                 , 2006 and effective as of January 1, 2007 (“Agreement”), by and among THE CLEVELAND-CLIFFS IRON COMPANY, an Ohio corporation (“Iron”), CLIFFS SALES COMPANY, an Ohio corporation (“Sales”; and together with Iron, referred to herein as “Cliffs”), AK STEEL CORPORATION, a Delaware corporation (“AK Steel”).

RECITALS

WHEREAS, Cliffs desires to sell to AK Steel and AK Steel desires to purchase from Cliffs certain quantities of grades of iron ore [*****] pellets such grades of iron ore [******] pellets being produced at the [**********************************************], located in [********************] or such other [**********] pellet grades as may be mutually agreed to by the parties hereto (such [*********************] and other mutually agreed upon [*******] pellets collectively being referred to herein as “Cliffs Pellets”), all upon the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, Cliffs and AK Steel agree as follows:

Section 1.—Definitions.

The terms quoted in the above parentheses of the first introductory paragraph of this Agreement and the WHEREAS clause, other terms quoted throughout this Agreement, and the terms defined below in this Section 1 shall have the meanings assigned to them for purposes of this Agreement. Attached, as Appendix I to this Agreement is a locator list of all defined terms used throughout the Agreement.

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(a). The words, “AK Steel’s Annual Pellet Tonnage”, as used herein, shall mean: (i) for the year 2007 a tonnage amount equal to 1.0 gross tons plus or minus ten percent (10%); and (ii) for the years 2008 through and including 2013 a tonnage amount between 1.0 gross tons and 1.3 gross tons plus or minus ten percent (10%), for consumption in AK Steel’s iron and steel making facilities in any year at any of AK Steel’s facilities in North America owned or controlled at the time of execution of this Agreement.

(b). The word “pellets”, as used herein, shall mean iron-bearing products obtained by the pelletizing of iron ore or iron ore concentrates, suitable for making iron in blast furnaces.

(c). The word “ton”, as used herein, shall mean a gross ton of 2,240 pounds avoirdupois natural weight.

(d). The words “Upper Lake Docks”, as used herein, shall mean [****************************] or other mutually agreeable port.

(e). The word “year”, as used herein, shall mean a calendar year commencing on January 1 and ending December 31.

Section 2.—Sale and Purchase/Tonnage.

During each of the years 2007 through 2013, and each year thereafter as long as this Agreement remains in effect, Cliffs shall sell and deliver to AK Steel and AK Steel shall purchase and receive from Cliffs and pay for a tonnage of Cliffs Pellets which tonnage shall be equal to AK Steel’s Annual Pellet Tonnage for each such year.

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Section 3.—Pellet [************************************]

(a). Cliffs Pellets when loaded for shipment will be consistent with the typical specifications and analysis limits set forth in Exhibit I to this Agreement.

(b). [****************************************************************************************** ********************************************************************************************** ********************************************************************************************** ********************************************************************************************** ********************************************************************************************** ********************************************************************************************** ********************************************************************************************** ********************************************************************************************** *************************]

Section 4.—Notification and Nomination.

(a). With respect to the tonnage of Cliffs Pellets to be purchased by AK Steel for its facilities for each of the years 2007 through 2013, as provided in Section 2, on or before November 1 of each of the years prior thereto (e.g., November 1, 2007 for the 2008 year), AK Steel shall notify Cliffs in writing of AK Steel’s preliminary tonnage of AK Steel’s Annual Pellet Tonnage for such year (“Annual Nomination”).

(i). Beginning in the year 2008, in the event AK Steel requires tonnage in addition to the maximum 1.3 million gross tons plus ten percent (10%), Cliffs is not obligated to provide such excess tonnage. However, as part of its preliminary nomination AK Steel may request additional tonnage, and shall notify Cliffs in writing of such requested excess tonnage on or

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before November 1 of the preceding year. Cliffs shall have thirty (30) days from the date of the request to determine whether Cliffs will supply all or any portion of such request. In the event Cliffs is able to comply with such request, AK Steel shall be obligated to purchase such tonnage that Cliffs is able to provide.

(ii) If at any time during the term of the Agreement AK Steel’s Ashland blast furnace requires a reline, then AK Steel’s Annual Pellet Tonnage shall be adjusted downwards on a pro rata basis during the time in which the reline takes place. AK Steel shall provide Cliffs with written notice of such planned reline with its Annual Nomination in the year prior to the planned reline.

(b).	(i). With respect to the Annual Nomination for the year 2007, such Annual Nomination is fixed at 1.0 million gross tons, subject to the adjustments process set forth below.

(ii). With respect to each Annual Nomination for each year beginning with 2008, on or before [********] of the then current year of the purchase and sale, AK Steel may, by written notification to Cliffs, adjust its Annual Nomination for the then current year by not more than [**********] up or down. [************************************************************************************************* ************************************************************************************************** ************************************************************************************************** ************************************************************************************************** *************]

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If, however, AK Steel has not adjusted its Annual Nomination for the then current year and thereafter as provided for above, then on or before [*******************] of the then current year of the purchase and sale (e.g. [**********************************]), AK Steel may, by written notification to Cliffs, adjust its Annual Nomination for the current year, as made under Section 4(a), by not more than [*****************] up or down.

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(iii). In order to provide Cliffs with the necessary information to plan for the production of Cliffs Pellets, between [**************************] of the then current year, AK Steel shall notify Cliffs of AK Steel’s current estimate of AK Steel’s annual iron ore pellets Tonnage for such year.

(iv). In order to provide Cliffs with the necessary information to plan shipments of Cliffs Pellets, on [**********] of the then current year, AK Steel shall provide Cliffs with a monthly shipping schedule for the then current year’s shipping season (the “Shipping Schedule”). Thereafter, AK Steel shall provide an updated Shipping Schedule on the [***************] of each month through [********************] of the then current year.

(v). Notwithstanding the foregoing, nothing contained in this Section 4 shall permit AK Steel to adjust its Annual Nomination in any manner which would result in a Final Nomination that is beyond the [*****************************] of AK Steel’s Annual Pellet Tonnage set forth in Section 1(a) of this Agreement.

Section 5.—Price [************************].

(a). [****************] shall have a [*************] price of [**********] per gross ton iron unit, which at an expected [*************************] equals [*******] per ton. (“Base Price”)

(b). The price for the Cliffs Pellets sold and purchased in each of the years 2007 and thereafter by AK Steel shall be based on the Base Price per iron unit as described in Section 5(a) above, which Base Price shall then be adjusted, up or down, in the year 2007 and each year thereafter by an amount as determined in accordance with Section 5(c) below.

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(c).[**************************************************************************************************** ******************************************************************************************************* ******************************************************************************************************* ******************************************************************************************************* *****************************************************************]

(i). divide (x) the numerator, which is the amount by which the[***********************************************************************************************************************] for the [*************************************************************************************************** *************************************************************************************************** **********************************] by (y) the denominator, which is the [********************************************************************], and multiply the result obtained by [****];

(ii). divide (x) the numerator, which is the amount by which the [*************************************************************************************************] for the [**********************************************************

[************************************************************************************************** ************************************]; by (y) the denominator, which is the [****************************************], and multiply the result obtain by [*******];

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(iii). divide (x) the numerator, which is the amount by which the [************************************************************************************ ********************************************************************************************* ********************************************************************************************* ****************************************************] for the [**** ********************************************]; by (y) the denominator, which is the [************************************************], and multiply the result obtained by [*****];

(iv). divide (x) the numerator, which is the amount by which the [************************************************************************************************** **********************************************************************************************] for the calendar year in determination changes (up or down) from [*************************************]; by (y) the denominator, which is the [***************************************************], and multiply the result obtained by [******];

(v). [****************] obtained in paragraphs (i) through (iv);

(vi). [******************] determined in (v) above by the [******************************] per iron unit for AK Steel which will then equal the [***************************************] per iron unit for AK Steel;

(vii). [******************] determined in (vi) above to the preceding year’s adjusted price per iron unit for AK Steel, which will then equal the current year’s adjusted prices per iron unit for AK Steel; and

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(viii). [*********************************] determined in (vii) above by the [********************************************], which will then equal the current year’s estimated price per ton for AK Steel.

Those adjusted prices per ton for AK Steel shall then become the contract’s year estimated price for the Cliffs Pellets delivered to the Upper Lake Docks for the year in determination.

(d). The price for all tons sold by Cliffs to AK Steel shall be based on [************************************]

(e). Attached, as Exhibit II is an example of the adjustment formula applying the provisions of Sections 5(c).

Section 6.— Payments [*********************************]

(a). Cliffs shall invoice AK Steel for each shipment of Cliffs Pellets delivered to the Upper Lake Docks and payment for shipments of Cliffs Pellets shall be made via wire transfer [*******************] following delivery of the Cliffs Pellets to the Upper Lake Docks. [****************************************************]

(b). [************************************************************************************* ***************************************************************************************************** ***************************************************************************************************** ************************************************************************************************* ************************************************************************************************************************************************************************************************************* ***************************************************************************************************** ****************************************************************************************************** ******************************************************************************************************* ****************************************************************************************************** *******************************************************]

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(c). In the event AK Steel shall fail to make payment when due of any or all amounts, Cliffs, in addition to all other remedies available to Cliffs in law or in equity, shall have the right, but not the obligation, to withhold further performance by Cliffs under this Agreement until all claims Cliffs may have against AK Steel under this Agreement are fully satisfied.

(d). All payments shall be made in U.S. dollars.

(e). [********************************************************************************* ************************************************************************************************* ***** **************************************************************************]

(i) [************************************************************************* ********************************************************************************** ************************************************************************************ ************************************************************************************ ************************************************************************************ ************************************************************************************** ************************************************************************************* ************************************************************************************* *************************************************************************]

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(ii) [**************************************************************************** ************************************************************************************** ************************************************************************************** ************************************************************************************* ************************************************************************************** ************************************************************************************* ************************************************************************************** ************************************************************************************* ************************************************************************************** ************************************************************************************* ****************************************************************************************** ******************************************************************************************* ******************************************************************************************* *************]

(iii) [***************************************************************************** ************************************************************************************** ************************************************************************************** ************************************************************************************* **************************************************************************************** *********************************************************************************** **************************************************************************]

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Section 7.—Sampling and Analyses.

All pellet sampling procedures and analytical tests conducted on Cliffs Pellets sold to AK Steel to demonstrate compliance with typical specifications and analysis limits shall be performed on each pellet vessel shipment. Sample and test methods shall be in accordance with Cliffs’ existing practice and based on the appropriate ASTM or ISO standard methods published at the time of testing or the customary procedures and practices, or any other procedures and practices that may be mutually agreed to by Cliffs and AK Steel. AK Steel may, at any time and from time to time through one or more authorized representatives, and with prior notice to Cliffs, be present during production, loading, or to observe sampling and analysis of pellets being processed for shipment to AK Steel.

Section 8.—Delivery, Storage, Transfer of Ownership [***************************]

(a). Cliffs shall deliver to AK Steel the annual tonnage of Cliffs Pellets for AK Steel F.O.B. to the Upper Lake Docks. To the extent title to pellets has been transferred to AK Steel in accordance with Section 8(b) of this Agreement, inventory in dock storage may be held in AK Steel’s name, but solely to the extent of such payments.

(b). Title, and all risk of loss, damage or destruction of Cliffs Pellets shall transfer to AK Steel [*********************] as provided for in Section 6(a).

(c). [******************************************************************************* *** **************************************************************************************************

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Section 9.—Shipments.

Shipments of Cliffs Pellets shall be in approximately equal amounts over the nine-month period of March 25 through January 15 each year during the term of this Agreement to ensure an adequate amount of inventory to allow a working pellet pile at the Upper Lake Docks. Vessel Seasons are determined by the U.S. Army Corps of Engineers and other uncontrollable factors, such as weather, and are subject to change by the U.S. Army Corps of Engineers.

Section 10.—Weights.

The vessel bill of lading weight determined by certified railroad scale weights, certified belt scale weights, or certified bin scale weights in accordance with the procedures in effect from time to time at each of the loading ports or Upper Lake Docks shall be accepted by the parties as finally determining the amount of Cliffs Pellets shipped to the Upper Lake Docks for AK Steel pursuant to this Agreement.

Section 11.—Employment of Vessels.

AK Steel assumes the obligation for arranging and providing appropriate vessels for the transportation of the Cliffs Pellets delivered by Cliffs to the Upper Lake Docks for AK Steel hereunder.

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Section 12.—[****************]

[****************************************************************************************** *************************************]

Section 13.—Warranties.

THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WHICH EXTEND BEYOND THE PROVISIONS OF THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR INTENDED PURPOSE. All notices for substantial variance in specifications of the Cliffs Pellets from the specifications and analysis limits described in Exhibit I shall be given in writing delivered to Cliffs within sixty (60) calendar days after completion of discharge of the Cliffs Pellets at the Upper Lake Docks, or any claim arising from any substantial variance shall be deemed waived by AK Steel. Each party shall afford the other party prompt and reasonable opportunity to inspect the Cliffs Pellets as to which any notice is given as above stated. No claim will be entertained after the Cliffs Pellets have been consumed. The Cliffs Pellets shall not be returned to Cliffs without prior written consent of Cliffs. In no event shall Cliffs be liable for AK Steel’s cost of processing, lost profits, injury to good will or any other special or consequential damages.

Section 14.—Force Majeure.

(a). Force Majeure shall be defined as any unforeseeable event that delays or prevents a Party from performing, in whole or in part, any of its obligations under this Agreement due to any cause beyond the reasonable control of and not due to the fault or negligence of the declaring Party, including but not limited to acts of God, war, riots,

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civil insurrection, acts of the public enemy, terrorism, strikes, lockouts, natural disasters, breakdown of or damage to necessary facilities or equipment, transportation delays, orders or acts of civil or military authorities, legislation, regulation or administrative orders, or any limitation or prohibition on, or inability to obtain governmental permits or approvals required by law and necessary to, the mining, transporting, storing, or handling of iron ore, or other unforeseeable causes that are beyond the reasonable control and without the fault or negligence of the Party affected thereby. Notwithstanding the foregoing, Force Majeure, for purposes of this Agreement, shall not include (i) the ability of Cliffs to sell Cliffs Pellets to a third party at a price greater than the applicable price as set forth in Section 5 hereof; (ii) loss of AK Steel’s markets; (iii) AK Steel’s ability to purchase Cliffs Pellets from a third party at a price lower than the applicable price as set forth in Section 5 hereof; or (iv) financial difficulties of any kind.

(b). If because of Force Majeure either Cliffs or AK Steel is rendered wholly or partially unable to carry out its respective obligations under this Agreement, and if such Party promptly gives the other Party written notice of such Force Majeure in accordance with Paragraph 14(d) below, the obligations and liabilities of the Party giving such notice and the corresponding obligation of the other Party shall be excused to the extent made necessary by and during the continuance of such Force Majeure, provided, however, that the Party claiming Force Majeure shall use its best effort to eliminate the cause or effect of the Force Majeure as soon as to the extent possible except that labor disputes or strikes shall be settled at the sole discretion of the Party affected. To the extent possible, Cliffs and AK Steel shall utilize good faith efforts to minimize the adverse

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effects of a Force Majeure. AK Steel shall have the option to require Cliffs to make up any deliveries excused by reason of a Force Majeure (at the price existing as of the date of the occurrence of the Force Majeure) prior to the termination of this Agreement. Cliffs shall have the option to require AK Steel to make up any purchases excused by reason of Force Majeure (at the price existing as of the date of the occurrence of the Force Majeure) prior to the termination of this Agreement.

(c). If Cliffs claims Force Majeure and is unable to meet all of its delivery obligations hereunder, or if AK Steel claims Force Majeure and is unable to meet all of its purchase obligations hereunder, then any reductions in Cliff’s deliveries or AK Steel’s purchases (as applicable) shall be allocated on a pro rata basis with all other iron ore supply or purchase agreements involving iron ore of the same type and quality as the Cliffs Pellets. Upon a written request by the Party not claiming Force Majeure, the declaring Party shall provide reasonable written documentation to establish that its deliveries or purchases (as applicable) have been allocated on such a pro rata basis.

(d). Should either Party experience an event of Force Majeure impacting its ability to perform its obligations under this Agreement, said Party shall provide written notice within ten (10) Business Days to the Party not claiming Force Majeure setting forth the date(s) on which the Force Majeure occurred, a brief description of the event of Force Majeure, and the estimated duration of the impact of the Force Majeure at that time.

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(e). If a Party declares a complete or partial Force Majeure based on damage to and/or unexpected conditions with respect to any real and/or personal property within its custody or control, then the Party not claiming Force Majeure and/or its appointed designee shall have the right to inspect (upon a written request) the property affected by the Force Majeure. The non-declaring Party shall choose the date and time of the inspection, however, such date and time must be consented to by the declaring Party, which consent shall not be unreasonably withheld. The declaring Party shall make such property available for inspection within twenty (20) Business Days after the Party not claiming Force Majeure requests the inspection. A Party is entitled to one such inspection per declared Force Majeure, but upon the written consent of the declaring Party, additional inspections may be permitted. Such consent shall not be unreasonably withheld.

Section 15.—Notices.

All notices, consents, reports and other documents authorized and required to be given pursuant to this Agreement shall be given in writing and either personally served on an officer of the parties hereto to whom it is given or mailed, postage prepaid, or sent by e-mail or facsimile addressed as follows:

If to Cliffs:

1100 Superior Avenue—15th Floor

Cleveland, Ohio 44114-2589

Attention: Secretary

Cc: General Manager – Sales and Traffic

E-mail: trmee@cleveland-cliffs.com

Facsimile: (216) 694-5385

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If to AK Steel:

703 Curtis Street

Middletown, Ohio 45043

Attention: Director – Purchasing

E-mail: Toney.Perry@aksteelcom

Cc: Manager Raw Materials—Purchasing

E-mail: Mick.Paddock@aksteel.com

Facsimile: 513-425-5562

provided, however, that any party may change the address to which notices or other communications to it shall be sent by giving to the other party written notice of such change, in which case notices and other communications to the party giving the notice of the change of address shall not be deemed to have been sufficiently given or delivered unless addressed to it at the new address as stated in said notice.

Section 16.—Term.

(a). The term of this Agreement shall commence as of January 1, 2007 and continue through December 31, 2013. Unless either party has given written notice of termination to the other party by [***********************************], this Agreement shall continue on an annual basis after December 31, 2013 (original termination year) subject to subsequent termination by either party upon [**************************] prior written notification to the other party, in which case the Agreement shall terminate at the end of the next succeeding year.

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(b). This Agreement shall remain valid and fully enforceable for the fulfillment of obligations incurred prior to termination.

Section 17.—Amendment.

This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

Section 18.—Merger, Transfer and Assignment.

(a). AK Steel shall not merge, consolidate or reorganize with any person, partnership, corporation or other entity unless the surviving or resulting person, partnership, corporation or other entity assumes in writing all of AK Steel’s obligations under this Agreement. Any obligations required to be assumed by a surviving or resulting person, partnership, corporation or entity in accordance with this Section 18(a) shall be limited to the AK Steel obligations under this Agreement, and this Section 18(a) is not intended (i) to impose and shall not be deemed to impose upon any such surviving or resulting person, partnership, corporation or entity, including AK Steel, any obligation with respect to any pellet requirements it may have for any facility or facilities it owns or operates other than AK Steel, nor (ii) to allow the surviving or resulting person, partnership, corporation or other entity to substitute any other pellet tonnage available from any other pellet purchase or pellet equity commitment of such surviving or resulting person, partnership, corporation or other entity in order to satisfy the assumed obligations under this Agreement for AK Steel .

(b). AK Steel shall not sell or transfer all or any of the blast furnace operations at AK Steel to any other person, partnership, corporation, joint venture or other entity

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(“Transferee“) unless the Transferee assumes in writing all of AK Steel’s obligations under this Agreement, as such obligations relate to AK Steel being sold or transferred. Any obligations required to be assumed by a Transferee in accordance with this Section 18(b) shall be limited to the AK Steel obligations under this Agreement relating to the particular facility or facilities sold or transferred. This Section 18(b) is not intended (i) to impose and shall not be deemed to impose upon any such Transferee any obligation with respect to any pellet requirements such Transferee may have for any facility or facilities such Transferee owns or operates other than AK Steel , nor (ii) to allow such Transferee to substitute any other pellet tonnage available from any other pellet purchase or pellet equity commitment of such Transferee in order to satisfy the assumed obligations under this Agreement.

(c). AK Steel shall not assign its rights or delegate its obligations under this Agreement except as provided in Section 18(a) or 18(b).

(d). Cliffs shall not merge, consolidate or reorganize with any person, partnership, corporation or other entity unless the surviving or resulting person, partnership, corporation or other entity assumes in writing all of Cliffs’ obligations under this Agreement. Cliffs shall not sell or transfer all or substantially all of its iron ore business to any other person, partnership, corporation, joint venture or other entity (“Cliffs Transferee“) unless the Cliffs Transferee assumes in writing all of Cliffs’ obligations under this Agreement.

(e). Cliffs shall not assign its rights or delegate its obligations under this Agreement except as provided in Section 18(d).

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(f). All the covenants, stipulations and agreements herein contained shall inure to the benefit of and bind the parties hereto and their respective successors, transferees and permitted assigns, and any of the latter’s subsequent successors, transferees and permitted assigns.

Section 19.—Waiver.

No waiver of any of the terms of this Agreement shall be valid unless in writing. No waiver or any breach of any provision hereof or default under any provisions hereof shall be deemed a waiver of any subsequent breach or default of any kind whatsoever.

Section 20.—Confidentiality.

(a). Cliffs and AK Steel acknowledge that this Agreement contains certain pricing, adjustment and term provisions which are confidential, proprietary or of a sensitive commercial nature and which would put Cliffs or AK Steel at a competitive disadvantage if disclosed to the public, including without limitation, Section 3, Section 5, Section 6 and all of the Schedules, Appendices and Exhibits hereto (“Confidential Information“). Cliffs and AK Steel agree that all provisions of this Agreement shall be kept confidential and, without the prior written consent of the other party, shall not be disclosed to any party not a party to this Agreement except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section 20.

(b). If either party is required by law or governmental or judicial order or receives legal process or court or agency directive requesting or requiring disclosure of any of the Confidential Information contained in this Agreement, such party will promptly

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notify the other party prior to disclosure to permit such party to seek a protective order or take other appropriate action to preserve the confidentiality of such Confidential Information. If either party determines to file this Agreement with the Securities and Exchange Commission (“Commission“) or any other federal, state or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party’s request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other party designates. Each party will allow the other party to participate in seeking to obtain such confidential treatment for Confidential Information.

Section 21.—Governing Law.

This Agreement shall in all respects, including matters of construction, validity and performance, be governed by and be construed in accordance with the laws of the State of Ohio.

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Section 22.—Representations and Warranties.

(a). AK Steel represents and warrants to Cliffs that (i) the execution and delivery of this Agreement by AK Steel and the performance of its obligations hereunder have been duly authorized by all requisite corporate action, (ii) neither the execution and delivery of this Agreement, nor the performance of its obligations hereunder by AK Steel shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under the certificate of incorporation or bylaws of AK Steel or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in a breach of or constitute a default under the material agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which AK Steel is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of AK Steel or any other person or entity, and (iii) this Agreement constitutes a valid and binding obligation of AK Steel and is enforceable against AK Steel in accordance with its terms.

(b). Cliffs represents and warrants to AK Steel that: (i) the execution and delivery of this Agreement by Cliffs and the performance of its obligations hereunder have been duly authorized by all requisite corporate actions, (ii) neither the execution and delivery of this Agreement nor the performance of its obligations hereunder by Cliffs shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under the certificate of incorporation or bylaws of Cliffs or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in

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the breach of or constitute a default under any material agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which Cliffs is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of Cliffs or any other person or entity, and (iii) this Agreement constitutes a valid and binding obligation of Cliffs and is enforceable against Cliffs in accordance with its terms.

Section 23.—Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 24.—Arbitration.

(a). Upon notice by either party to the other, all disputes, claims, questions or disagreements arising out or relating to this Agreement or breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules, modified as follows:

(i). The place of arbitration shall be Cleveland, Ohio;

(ii). Unless the parties consent in writing to a lesser number, the arbitration proceedings shall be conducted before a panel of three neutral arbitrators, one to be appointed by Cliffs, one to be appointed by AK Steel,

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and third to be selected by the two arbitrators. None of the arbitrators shall be an employee, officer, director or consultant of, or of a direct competitor of, AK Steel or Cliffs;

(iii). Either party may apply to the arbitrators seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal’s determination of the merits of the controversy);

(iv). Consistent with the expedited nature of arbitration, each party will, upon the written request of the other party, promptly provide the other with copies of documents on which the producing party may rely or otherwise which may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive; and all discovery shall be completed within forty-five (45) days following the appointment of the arbitrators;

(v). In connection any arbitration arising out of this Agreement, the arbitrators shall have no authority to alter, amend, or modify any of the terms and conditions of this Agreement, and further, the arbitrators may not enter any award that alters, amends or modifies terms or conditions of this Agreement in any form or manner;

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(vi). The arbitration shall be “Baseball Style“ wherein each party shall submit to the arbitrator and exchange with each other in advance of the hearing their last, best offers. The arbitrator shall be limited to awarding only one or the other of the two figures submitted;

(vii). The award or decision shall be made within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, however, that this time limit may be extended by written agreement signed by both parties or by the arbitrators, if necessary; and

(viii). In connection with any arbitration related to this Agreement, each party shall be responsible for its own costs and expenses, and the parties will equally split the cost of conducting the arbitration itself.

(b). The judgment of the arbitrators shall be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any state thereof.

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SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

THE CLEVELAND-CLIFFS IRON COMPANY		AK STEEL CORPORATION

By:		By:
Name:	William R. Calfee	Name:
Title:	Executive Vice President — Commercial	Title:

CLIFFS SALES COMPANY

By:
Name:	William R. Calfee
Title:	Executive Vice President — Commercial

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APPENDIX 1

GLOSSARY

Agreement	1
AK Steel	1
AK Steel’s Annual Pellet Tonnage	2
Annual Nomination	3
Base Price	6
Baseball Style	26
Cliffs	1
Cliffs Pellets	1
Cliffs Transferee	20
Commission	22
Confidential Information	21
[***************]	8
[***************]	9
[***************]	5
[***************]	9
Iron	1
pellets	2
[********]	8
[********]	7
[********]	7
Sales	1
Shipping Schedule	6
[**************]	10
[**************]	1
ton	2
Transferee	20
Upper Lake Docks	2
year	2
[**************]	10

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SECURITIES AND EXCHANGE COMMISSION.

ASTERISKS DENOTE SUCH OMISSIONS.

EXHIBIT INDEX

I	[*************************]
II	[*************************]
III	[*************************]